First Financial Bancorp

Investor Presentation

Second Quarter 2009

Exhibit 99.1

Forward-Looking Statement Disclosure

This presentation should be read in conjunction with the consolidated financial statements, notes and tables in First Financial Bancorp’s most recent Annual Report on Form 10-K for the year ended December 31, 2008.

Management’s analysis contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risk and uncertainties that may cause actual results to differ materially. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to, management’s ability to effectively execute its business plan; the risk that the strength of the United States economy in general and the strength of the local economies in which First Financial conducts operations continue to deteriorate, resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on First Financial’s loan portfolio, allowance for loan and lease losses and overall financial purpose; the ability of financial institutions to access sources of liquidity at a reasonable cost; the impact of recent upheaval in the financial markets and the effectiveness of domestic and international governmental actions taken in response, such as the U.S. Treasury’s TARP and the FDIC’s Temporary Liquidity Guarantee Program, and the effect of such governmental actions on First Financial, its competitors and counterparties, financial markets generally and availability of credit specifically, and the U.S. and international economies, including potentially higher FDIC premiums arising from participation in the Temporary Liquidity Guarantee Program or from increased payments from FDIC insurance funds as a result of depository institution failures; the effects of and changes in policies and laws of regulatory agencies, inflation, and interest rates; technology changes; mergers and acquisitions; including our ability to successfully integrate the
Peoples Community Bank banking centers, and the banking centers which are expected to be acquired from Irwin Union Bank and Trust Company; the effect of changes in accounting policies and practices; adverse changes in the securities and debt markets; First Financial’s success in recruiting and retaining the necessary personnel to support business growth and expansion and maintain sufficient expertise to support increasingly complex products and services; the cost and effects of litigation and of unexpected or adverse outcomes in such litigation; uncertainties arising from First Financial’s participation in the TARP, including impacts on employee recruitment and retention and other business practices, and uncertainties concerning the potential redemption of the U.S. Treasury’s preferred stock investment under the program, including the timing of, regulatory approvals for, and conditions placed upon, any such redemption; and First Financial’s success at managing the risks involved in the foregoing.

For further discussion these and other factors that may cause such forward-looking statements to differ materially from actual results, refer to the 2008 Form 10-K and other public documents filed with the Securities and Exchange Commission (SEC), as well as the most recent Form 10-Q filing for the quarter ended June 30, 2009. These documents are available within the investor relations section of First Financial’s website at www.bankatfirst.com/investor and on the SEC's website at www.sec.gov.

Investment Highlights

Strong operating fundamentals have produced positive results throughout the recessionary period

Capital and liquidity significantly exceed amounts necessary to be classified as well-capitalized

Solid loan and deposit growth

Overall credit quality remained relatively strong throughout most of the economic downturn

Prolonged conditions, including higher unemployment, now
affecting clients who recently were not impacted by the adverse conditions

Credit metrics, although higher than historical levels, remain relatively strong compared with industry and peer levels

Corporate Overview 1

Total Assets: $3.8 billion

Total Loans: $2.9 billion

Total Deposits: $2.8 billion

1,048 FTEs

101 banking centers serving 9 regional
markets in 60 communities in 3 states 2

Trading Statistics 1

Nasdaq: FFBC

Shares Outstanding: 51.4 million

Market Capitalization: $387.3 million

YTD-2009 Average Daily Trading Volume:

205,000 shares

Recent strategic initiatives

Common stock offering of 13.8 million shares resulted in net proceeds of $98 million

Expanding presence in key metropolitan markets through select growth opportunities

Purchased 19 banking centers in key Cincinnati MSA from Peoples Community Bank in FDIC-assisted transaction

Purchased $145 million in loans/strategic client relationships from Irwin Union Bank and Trust Company

Pending purchase of 3 banking centers in Indiana from Irwin

Well positioned to endure the economic challenges

Adequate capital cushion in the event of a more severe and/or prolonged downturn

Managing the company with a long-term view

1 June 30, 2009 data

2 August 3, 2009 data

First Financial Bank was founded in 1863

16 bank/thrift acquisitions from 1989 through 1999 resulted in multiple bank charters and brand identities

Established Strategic (Rebuilding & Reorganization) Plan in March 2005

History

Consolidated and streamlined company to establish one charter and one brand identity

Restructured credit process

Restructured balance sheet

Exited non-strategic, high risk and unprofitable businesses and product lines

Renewed focus on expense control and efficiency

Upgraded infrastructure (physical, processes, technology)

Expanded market presence and recruited sales teams in regional metropolitan areas

Renewed focus on client and sales growth

January

2005

August

2009

Reorganization Plan - Timeline

5

February

2006

Balance Sheet

Restructuring

June

2006

-

September

2006

Branding

March

2005

Strategic Plan

Announced

September

2005

Indirect

Loan Sale

December

2007

Moved to new

Cincinnati

Headquarters

November

2005

Mortgage Sale

May

2006

Branch Plan

Announced

June

2009

Capital Raise

Issued

13

.

8

million shares

of FFBC common stock

September

2005

Fidelity Sale

December

2008

Received

$

80

million

CPP Investment

October

2006

Data Processing

Conversion

August

2006

Branch Sale

/

Closures

February

2009

Cincinnati Market

Expansion

New Banking Center

In Madeira

November

2005

Dayton Market

December

2005

Dutch Auction

November

2007

Increased Dividend

August

2008

Established Indianapolis

Commercial Team

August

2005

Charter Consolidation

October

2005

Capital Plan

May

2007

Mortgage Servicing

to PHH Mortgage

December

2008

New Banking Centers

Crown Point IN

Kettering OH

August

2006

Problem Loan

Sale

April

2006

Performance Improvement

Plan Announced

December

2006

Problem Loan

Sale

July

2005

Cincinnati Market

Expansion

July

2009

Announced Market Expansion

Proposed Purchase of

3

Banking Centers

in Indiana from

Irwin Union Bank

&

Trust

October

2007

Merchant

Portfolio Sale

December

2007

Completed

Rebuilding

&

Reorganization

portion of Strategic Plan

July

2009

Purchased

19

Banking Centers from

Peoples Community Bank

in FDIC

-

Assisted

Transaction

Business Units

Retail Banking

Commercial Banking

Wealth Management

Corporate Goals

Top-quartile performance for all stakeholders

Sustained and consistent excellence

Commitment to growth

Effective management of all risks

Growth Plan

Primary focus and value creation is through organic growth in key regional markets

2008 expansion included the addition of a commercial lending team in Indianapolis
(IN), a new business office and banking center in Kettering (OH), and a new banking center in Crown Point (IN)

2009 plans include opening additional banking centers, including further expansion within the Cincinnati metropolitan market, Northern Kentucky, Northern Ohio, South
Central Indiana

Acquisitions can advance market position and accelerate the timing of market share compared with an organic growth only strategy

Pricing must be disciplined and favorable compared with the longer-term organic growth only strategy

Ohio, Indiana and Kentucky where there is a strategic and geographic fit

Size and growth potential to help achieve corporate financial targets

Purchases of banking centers from Peoples and Irwin expands presence in key metropolitan markets and leverages brand to increase market share

Business Strategy

Client “Intimate” Strategy

Strategic Focus: build long-term relationships with
clients by identifying and meeting their financial
needs

Target clients

Individuals and small / mid-size private businesses
located within the regional markets we serve

Ohio, Indiana, Kentucky

Serving 9 regional markets / 60 communities

Each market is managed by experienced, local
bankers

Markets are supported by centralized experts

Focus on organic growth supplemented by strategic
acquisitions

Northwest Indiana

North Central Indiana

South Central Indiana

Indianapolis - Indiana

Butler / Warren County - Ohio

Northern Ohio

Dayton / Middletown - Ohio

Cincinnati - Ohio

Northern Kentucky

Our Markets

Market Expansion Opportunities

Track record of profitability combined with a strong balance sheet has allowed the company to make strategic decisions and take advantage of market expansion opportunities

Purchased 19 banking centers, approximately $538 million in deposits and approximately $436 million in loans from Peoples in FDIC-assisted transaction

Purchased approximately $145 million in select
performing commercial and consumer loans and
strategic client relationships on 06/30/09 from
Irwin

Pending purchase of 3 banking centers in
Indiana from Irwin

Includes approximately $143 million in
deposits and approximately $50 million in
select performing commercial and consumer
loans

Accelerates market expansion strategy by
several years

4th largest banking center network in
Cincinnati MSA

Solidifies position in market

First Financial Bank

Banking Center Network

First Financial Bank banking centers

Banking centers acquired from Peoples

Banking centers to be acquired from Irwin

19 banking centers from Peoples in Cincinnati MSA

Low-risk transaction

Loans purchased under loss sharing agreement with the FDIC for total loss protection of 88.5%

Loss sharing arrangement provides significant protection on the acquired loan and foreclosed real estate portfolio

In-market transaction improves operating leverage

Pro forma 3.46% Cincinnati MSA deposit market share compared with 2.33% 1

Acquisition is compelling relative to cost and time to build 19 profitable de novo banking centers

3 banking centers in Indiana from Irwin (announced 07/01/09 – expected to close in 3Q-09)

Moves the company into affluent and fast-growing markets in and surrounding Indianapolis metropolitan market

Received conditional approval from the OCC (Office of the Comptroller of the Currency)

Manageable transaction sizes reduce integration risk

Adds stable funding and banking centers in key areas that will leverage the First Financial brand to increase market share

Consistent with growth strategy of expanding presence in strategic locations in both existing and adjacent markets

11

Highlights of
Banking Center Acquisitions

1 Based on First Financial’s March 31, 2009 deposit base

  Source: SNL Financial

Time Deposits

Savings

NOW

DDA

Balances and rates as of June 30, 2009

Total deposits of $538 million

Weighted average interest rate: 3.06%
(based on seller’s book value)

Ability to modify rates on CD portfolio at
time of assumption

Deposit & Loan Composition
Peoples Community Bank

12

$22.7

5.2%

$216.8

49.7%

$66.8

15.3%

$44.9

10.3%

$85.3

19.5%

Total loans of $436 million

Weighted average interest rate: 5.73%

Yield on portfolio may change based on fair value
assessment

Primarily in-market portfolio

Loans purchased under loss sharing agreement
with the FDIC

“Other” includes church, farm, stock,
commercial and personal vehicle loans,
unsecured commercial and loans secured
by deposit accounts

1 – 4 Family Residential Real
Estate – Owner Occupied

Other Residential Real Estate

Commercial Real Estate

Lot Loans & Land Acquisition /
Development

Other

Loan Portfolio

($ in millions)

Deposit Composition

($ in millions)

$12.8

2.4%

$343.5

63.8%

$148.3

27.5%

$33.7

6.3%

DDA

NOW

Savings

Time Deposits

Total loans of $145 million

No loans 30+ days past due

Weighted average interest rate: 6.40%

Entirely in-market portfolio

First Financial is not acquiring

Builder lots or land loans

Unsecured commercial loans

Construction loans

Unsecured consumer loans

Subprime loans

Deposit Composition 1

($ in millions)

Loan Portfolio 2

($ in millions)

Deposit & Loan Composition
 Irwin Union Bank and Trust Company

Balances and rates as of June 30, 2009

$117.0

80.6%

$1.0

0.7%

$25.0

17.3%

$0.5

0.3%

$0.5

0.3%

$1.1

0.8%

Commercial & Industrial

Real Estate - Construction

Real Estate - Commercial

Real Estate - Residential

Installment

Home Equity

1 Deposits to be acquired when banking center transaction closes

2 Loan portfolio acquired on 06/30/09

Total deposits of $143 million

Strong core deposit funding

Weighted average interest rate: 1.05%

First Financial is not assuming any

Brokered CDs

Out-of-market deposits

Time Deposits

Transaction Deposits

$55.7

38.8%

$87.7

61.2%

Time Deposits

Transaction Deposits

Source: SNL Financial & FDIC

Note: FDIC deposit data updated once per year in June; data available in September

1  Number of banking centers currently in operation

2  Number of banking centers expected in operation after the 3 banking centers being purchased from Irwin closes in 3Q-09

3  Does not include deposits assumed from the 19 Peoples banking centers, or the deposits expected from the 3 Irwin banking centers

4  First Financial entered the Indianapolis market with the opening of a commercial lending office in August 2008

Demographic Profile

Demographic Profile (First Financial Bancorp)

Deposit, Market Share and Population Data as of June 30, 2008

State

Market

Number

of FFBC

Banking

Centers

1

Number

of FFBC

Banking

Centers

2

Total Deposits

in Market

($000)

FFBC Deposits

in Market

($000)

3

FFBC Deposit

Market Share

(%)

Projected

Population

Change

2008 - 2013

(%)

OH

Butler / Warren

24

24

4,180,986

$

828,641

$

19.8%

10.3%

OH

Cincinnati

12

12

42,824,615

55,672

0.1%

-2.4%

OH

Dayton / Middletown

12

12

9,134,296

351,086

3.8%

1.0%

KY

Northern Kentucky

7

7

1,887,691

106,277

5.6%

19.9%

IN

North Central Indiana

14

14

3,997,721

294,351

7.4%

2.6%

OH

Northern Ohio

16

16

5,219,065

517,777

9.9%

0.0%

IN

Northwest Indiana

8

8

7,329,142

486,655

6.6%

2.6%

IN

South Central Indiana

8

10

3,691,281

144,975

3.9%

2.2%

IN

Indianapolis

4

0

1

24,769,456

-

-

8.6%

Totals

101

104

103,034,252

$

2,785,434

$

2.7%

Retail Banking

Strategic Focus

Deposits

Select consumer lending
activities

101 banking centers

Serving 9 regional markets
in 60 communities in 3 states

Managed locally by
experienced local bankers

Supported centrally

Commercial Banking

Strategic Focus

Small / mid-size private businesses located within our regional markets

Commercial & Industrial

Commercial Real Estate

Deposits / Cash Management

Sales Force

9 Market Presidents

50 Commercial Lenders

11 Treasury Management Representatives

Wealth Management

First Financial Wealth Resource Group

Trust

Brokerage

Investment Advisor

Life Insurance

Strategic Focus

Maintain existing client base

Increase share of wallet of existing client base

Integration with retail and commercial banking clients

Credit Management System
Market-Based

First Financial

Bancorp

/

Bank

CEO

Executive Vice

President Markets

Chief Credit

Officer

Market

Presidents

Commercial

Lenders

Credit

Analysts

Administrative

Assistants

Regional Credit

Officers

Central

Documentation

/

Filing

Commercial Real

Estate Specialist

Special Assets

Collections

Sr

.

Portfolio

Credit Analyst

Government

Lending Specialist

Small Business

Banking

Loan Participation

&

Credit Analysis

Centralized

Market Level

Credit Quality
June 30, 2009

Credit quality trends remained relatively stable and within expected range throughout most of economic downturn

Reflecting discipline of originating loans within existing footprint, strong underwriting policies, and proactive management of resolution strategies for problem credits

Credit quality experiencing some stress but remains relatively strong

Provision expense exceeded net charge-offs by 27% and increased $6.1 million over first quarter 2009

Significantly increased provision expense in fourth quarter 2008 and again in second quarter 2009 in response to a higher level of net charge-offs and continued deterioration in economic conditions

Recorded 3 significant charge-offs totaling $5.1 million or 75 basis points of average loans and leases

Net charge-offs increased $4.5 million / Nonperforming loans increased $12.9 million 1

Seeing some stability in the level of loans 30 to 89 days past due

Expecting credit quality to remain challenging throughout 2009 for the entire industry

Credit costs may remain volatile over the next several quarters and may continue to impact results

1 Second quarter 2009 compared with first quarter 2009

2 Net of loan sale

2Q-09

1Q-09

4Q-08

3Q-08

2Q-08

2008

2007

2006

2

Net Charge-Off Ratio

1.19%

0.55%

0.73%

0.36%

0.40%

0.47%

0.24%

0.48%

Nonperforming Loans /

Loans

1.31%

0.91%

0.68%

0.53%

0.57%

0.68%

0.56%

0.44%

Reserve Ratio

1.34%

1.33%

1.34%

1.14%

1.11%

1.34%

1.12%

1.10%

Reserves / Nonperforming

Loans

102.3%

146.4%

197.3%

216.2%

192.5%

197.3%

197.9%

252.8%

Quarter

Year

Credit Quality Trends

0.89%

0.74%

0.38%

0.36%

0.46%

0.60%

0.85%

1.18%

1.19%

0.10%

0.19%

0.28%

0.28%

0.33%

0.47%

0.15%

0.65%

0.22%

0.24%

0.37%

0.22%

0.23%

0.23%

0.26%

0.40%

0.40%

0.36%

0.73%

0.55%

1Q-07

2Q-07

3Q-07

4Q-07

1Q-08

2Q-08

3Q-08

4Q-08

1Q-09

2Q-09

Peer Group I (size)

Peer Group II (geography)

FFBC

20

Credit Quality

Peer Group I is comprised of approximately 95 bank holding companies located throughout the United States with total asset size ranging from $3 - $10 billion; 2Q-09 data not yet available

Peer Group II is comprised of 30 bank holding companies conducting business primarily in Ohio, Kentucky and Indiana; 2Q-09 includes data from 27 companies

Source: Peer Group median data obtained from SNL Financial

Net Charge-offs to Average Loans & Leases

1 Includes higher charge-offs related to two separate and unrelated floor plan relationships (55 basis points)  and one commercial real estate construction relationship (20 basis points)

0.44%

0.20%

0.55%

1

Allowance for Loans & Leases to Nonperforming Loans

Credit Quality

Peer Group I is comprised of approximately 95 bank holding companies located throughout the United States with total asset size ranging from $3 - $10 billion; 2Q-09 data not yet available

Peer Group II is comprised of 30 bank holding companies conducting business primarily in Ohio, Kentucky and Indiana; 2Q-09 data includes data from 24 companies

Source: Peer Group median data obtained from SNL Financial

260%

222%

209%

162%

152%

101%

90%

90%

72%

141%

151%

155%

136%

100%

80%

79%

76%

70%

67%

187%

212%

198%

195%

193%

216%

197%

146%

102%

241%

1Q-07

2Q-07

3Q-07

4Q-07

1Q-08

2Q-08

3Q-08

4Q-08

1Q-09

2Q-09

Peer Group I (size)

Peer Group II (geography)

FFBC

Nonperforming Loans to Total Loans

Credit Quality

Peer Group I is comprised of approximately 95 bank holding companies located throughout the United States with total asset size ranging from $3 - $10 billion; 2Q-09 data not yet available

Peer Group II is comprised of 30 bank holding companies conducting business primarily in Ohio, Kentucky and Indiana; 2Q-09 data includes data from 24 companies

Source: Peer Group median data obtained from SNL Financial

0.83%

0.76%

0.70%

0.91%

1.19%

1.46%

2.04%

2.31%

2.65%

3.34%

2.21%

0.55%

0.49%

0.43%

0.65%

0.81%

1.12%

1.46%

1.62%

1.31%

0.59%

0.53%

0.56%

0.58%

0.57%

0.53%

0.68%

0.91%

0.45%

1Q-07

2Q-07

3Q-07

4Q-07

1Q-08

2Q-08

3Q-08

4Q-08

1Q-09

2Q-09

Peer Group I (size)

Peer Group II (geography)

FFBC

Capital

Excess consolidated capital of $246.6
million over regulatory minimum required
level

Based on “well-capitalized” requirements,
can support bank-level asset growth up to
$448 million

Announced dividend reduction to common
shareholders in January 2009

Further improved already strong capital levels

Preserved approximately $5.3 million in common equity year-to-date 2009

Positions the company to weather the economic challenges while still taking advantage of select growth opportunities

Long-term targeted dividend payout range is between 40% and 60% of earnings available to common shareholders

Committed to maintaining a strong capital base

Will continue to take steps to ensure capital position remains sound throughout this period of economic uncertainty

Capital levels will remain well in excess of regulatory minimums after the completion of both banking center transactions

Ratio

2Q-09

Target

Regulatory

"well-capitalized"

minimum

EOP Tangible Equity /

EOP Tangible Assets

11.14%

6.75% - 7.25%

N/A

EOP Tangible Common Equity /

EOP Tangible Common Assets

9.06%

N/A

N/A

Leverage Ratio

12.02%

8.00% - 8.50%

5%

Total Risk-Based Capital Ratio

16.02%

11.50% - 12.00%

10%

Capital Raise

Common Share Offering

Completed a public offering of 13.8 million shares at $7.50 per share

Net proceeds of approximately $98 million after deducting underwriting discounts, commissions and estimated offering expenses

Additional shares issued during the second quarter of 2009 had a minimal impact on earnings per diluted common share

Positively impacted already strong capital levels

Net proceeds from the offering will support

Organic growth in key markets

Acquisitions and other business combinations and strategic opportunities, including the recent Peoples banking center purchase and the pending
Irwin banking center purchase

Participation in the U.S. Treasury
Capital Purchase Program

Issued and sold to Treasury 80,000 shares of Series A Senior Preferred Stock for an aggregate purchase price of $80 million 1

Liquidation preference of $1,000 per share

Warrant to purchase up to 930,233 common shares, without par value at an initial exercise price of $12.90 per share, subject to certain anti-dilution and other adjustments

Asked to participate by banking regulators

Additional capital further strengthened already strong capital levels

Quarterly dividend payments

Paid $2.6 million year-to-date (February, May, August)

Due to the shifting political landscape, the real benefits of participating in the program may have been altered

Changes that have been enacted to-date have not significantly impaired either our business model or our ability to execute our core business strategy

Board of directors continues to evaluate capital plan and structure

Including the merits of continued participation in the program after having successfully raised
$98 million in common equity

Will consider any redemption, including partial redemption, when prudent

1 December 23, 2008

CPP Investment Portfolio
June 30, 2009

Established CPP Investment Portfolio with proceeds received from Treasury

Totaled approximately $60 million at June 30, 2009, compared with $225 million at
March 31, 2009, and $122 million at December 31, 2008

Earnings from the CPP Investment Portfolio in the first and second quarters of 2009 had a positive effect on net interest income and exceeded quarterly dividends paid to
Treasury on its investment in the preferred shares

Executed a strategy to restructure the CPP Investment Portfolio to fund the $145 million loan purchase from Irwin

Sold approximately $149 million in securities from the CPP Investment Portfolio resulting in an aggregate pre-tax gain of $3.3 million

Irwin loan purchase provided opportunity to accelerate redeployment strategy of shifting from investment securities into loans

Financial Information

Second Quarter 2009
Results

Reported net income of $0.5 million or $0.01 per diluted common share

Second quarter 2009 results were impacted by:

$6.1 million increase in provision expense and a higher level of net charge-offs

Elevated FDIC deposit insurance expense of $3.4 million, including a $1.7 million special assessment

$3.3 million gain on the sale of investment securities from CPP Investment Portfolio

$0.4 million of acquisition-related expenses

Net interest income increased $2.8 million from 2Q-08 and $0.3 million from 1Q-09

Net interest margin remained stable on a linked quarter basis

Most fee income components of noninterest income continue to be impacted by declining economic conditions and their impact on consumer spending

Service charges on deposit accounts realized some improvement from 1Q-09, and declines in total trust and wealth management fees were not as severe as in recent quarters

Noninterest expenses were relatively flat, excluding higher FDIC premiums and special assessment

Solid loan and deposit growth

Continued strong capital and liquidity levels

Summary of Items Impacting
Earnings Per Diluted Common Share

1 The company believes that excluding these items presents a more representative comparison of operational performance for each period without the volatility of credit quality that is typically present in times of economic stress, as well as other significant items not related to the company’s core business

The following table presents earnings excluding significant items impacting performance 1

Year-to-

Date

2Q

1Q

Full-Year

4Q

3Q

2Q

1Q

Full-Year

4Q

3Q

2Q

1Q

Gain (Loss) on FHLMC shares

1

123

$

112

$

11

$

(3,738)

$

(137)

$

(3,400)

$

(221)

$

20

$

-

$

-

$

-

$

-

$

-

$

Increase in Loan Loss Reserve & Higher

Charge-offs

-

-

-

(7,539)

(7,539)

-

-

-

-

-

-

-

-

Higher Charge-offs Related to Floor Plan

Relationships

(3,752)

(3,752)

-

-

-

-

-

-

-

-

-

-

-

Gain on Sale of Property & Casualty Portion

of Insurance Business

574

-

574

-

-

-

-

-

-

-

-

-

-

Gains on Sales of Investment Securities

(CPP 2009; VISA 2008; MasterCard 2007)

3,349

3,349

-

1,585

-

-

-

1,585

367

-

367

-

-

Gain on Sale of Merchant Payment

Processing Portfolio

-

-

-

-

-

-

-

-

5,501

5,501

-

-

-

Gain on Sale of Mortgage Servicing Rights

-

-

-

-

-

-

-

-

1,061

-

-

-

1,061

FDIC Special Assessment

(1,737)

(1,737)

-

-

-

-

-

-

-

-

-

-

-

FDIC Expense - Other

(1,969)

(1,687)

(282)

(521)

(158)

(115)

(121)

(127)

(330)

(81)

(81)

(82)

(86)

Acquisition-related Expenses

(426)

(426)

-

-

-

-

-

-

-

-

-

-

-

Severance Costs Related to Sale of

Property & Casualty Insurance Business

(232)

-

(232)

-

-

-

-

-

-

-

-

-

-

Pension Settlement Charges

-

-

-

-

-

-

-

-

(2,222)

(2,222)

-

-

-

Liability for Retiree Medical Benefits

-

-

-

1,285

-

-

1,285

-

-

-

-

-

-

Visa Member Litigation Charges

-

-

-

-

-

-

-

-

(461)

(461)

-

-

-

Impact to Pre-Tax Net Income

(4,070)

$

(4,141)

$

71

$

(8,928)

$

(7,834)

$

(3,515)

$

943

$

1,478

$

3,916

$

2,737

$

286

$

(82)

$

975

$

     After-Tax Impact to Earnings Per Diluted

Share

(0.06)

$

(0.07)

$

0.00

$

(0.15)

$

(0.14)

$

(0.06)

$

0.02

$

0.03

$

0.07

$

0.05

$

0.00

$

(0.00)

$

0.02

$

($ in thousands, excluding per share data)

2009

2008

2007

1

Gain (Loss) related to the company's investment in 200,000 Federal Home Loan Mortgage Corporation (FHLMC) perpetual preferred series V shares

Earnings Per Diluted Common Share

1 Reflects the impact of certain non-recurring items. A reconciliation presenting a summary of items impacting earnings per share is on page 29

1

$0.22

$0.21

$0.22

$0.29

$0.20

$0.21

$0.15

$0.06

$0.14

$0.01

$0.20

$0.21

$0.21

$0.24

$0.17

$0.23

$0.21

$0.19

$0.14

$0.08

1Q-07

2Q-07

3Q-07

4Q-07

1Q-08

2Q-08

3Q-08

4Q-08

1Q-09

2Q-09

GAAP Earnings Per Share

Earnings Per Share

Pre-Tax, Pre-Provision Income
Excluding Significant Items

1 The company believes that excluding these items presents a more representative comparison of operational performance for each period without the volatility of credit quality that is typically present in times of economic stress, as well as other significant items not related to the company’s core business

The following table presents pre-tax, pre-provision income excluding significant items 1

2Q-09

1Q-09

2Q-08

June 30,

2009

June 30,

2008

Pre-Tax Income

2,152

$

8,768

$

11,700

$

10,920

$

22,581

$

Excluding Provision Expense

10,358

4,259

2,493

14,617

5,716

Pre-Tax, Pre-Provision Income

12,510

$

13,027

$

14,193

$

25,537

$

28,297

$

Significant Items

2

1,298

353

1,064

1,651

2,669

Pre-Tax, Pre-Provision Income,

excluding Significant Items

11,212

$

12,674

$

13,129

$

23,886

$

25,628

$

2

($ in thousands)

Quarter

Year-to-Date

Includes significant items summarized on page 29, with the exception of FDIC Expense - Other and provision-related items

Net Interest Margin

1

1 Represents the Fed Funds Target Rate at the end of the quarter

4.12%

3.97%

3.88%

3.79%

3.78%

3.72%

3.68%

3.67%

3.61%

3.60%

0.00%

1.00%

2.00%

3.00%

4.00%

5.00%

6.00%

7.00%

1Q-07

2Q-07

3Q-07

4Q-07

1Q-08

2Q-08

3Q-08

4Q-08

1Q-09

2Q-09

Earning Asset Yield

Liability Cost

Net Interest Margin

Fed Funds Target Rate

Non-Owner Occupied - $624.4 million

Acquisition & Land Development - $66.5 million

Single Issuer Loan Participations - $49.8 million

Owner Occupied - $51 4.7 million

41%

4%

5%

50%

43%

30%

11%

12%

4%

Commercial Real Estate

Commercial & Industrial

HELOC

Residential Real Estate

Installment & Other

Includes $145 million in loans purchased on 06/30/09 from Irwin

Loan Composition
June 30, 2009

33

4%

96%

All Other - $842.1  million

Shared National Credits - $34.6  million

1

YTD-2009 = January 1, 2009 – June 30, 2009

Yield presented is not tax-equivalent

4.9%

6.6%

8.0%

6.7%

5.5%

6.5%

5.9%

Average
Earning Assets

8.0%

7.9%

7.1%

5.6%

7.9%

8.2%

5.7%

6.1%

5.6%

7.8%

5.7%

Yield

3.9%

7.6%

5.5%

4.4%

End of Period
Loan Portfolio Composition

Earning Assets &
Loan Composition

6.9%

5.1%

1 Includes $145 million in loans purchased on 06/30/09 from Irwin

34

10%

12%

56%

45%

53%

57%

16%

20%

24%

13%

15%

17%

22%

14%

14%

12%

FY-2006

FY-2007

FY-2008

YTD-2009

Commercial Loans & Leases

Residential Mortgages

Consumer Loans

Investments

Loan Strategy

Linked-quarter percentage growth is annualized

Second quarter 2009 average total loans increased
$26.1 million or 3.9% from first quarter 2009

Driven primarily by 9.2% growth in commercial lending
portfolios

Overall declines in the average consumer lending
portfolios are a result of the company’s strategy to
de-emphasize certain consumer-based lending
activities

2Q-09

1Q-09

4Q-08

3Q-08

2Q-08

1Q-08

$2,738

$2,712

$2,689

$2,708

$2,645

$2,593

($ in millions)

Average Total Loans

2Q-09

1Q-09

4Q-08

3Q-08

2Q-08

1Q-08

$1,971

$1,927

$1,861

$1,809

$1,731

$1,652

($ in millions)

Average Commercial Loans

Average Consumer Loans

($ in millions)

$941

$914

$898

$828

$785

$767

1Q-08

2Q-08

3Q-08

4Q-08

1Q-09

2Q-09

Gross loan CAGR = 2.3% due to planned runoff in indirect loans and residential mortgages

1 December 31, 2005 through June 30, 2009

  Growth Since 2005 1

Loan Portfolio Strategy

(450,000)

(350,000)

(250,000)

(150,000)

(50,000)

50,000

150,000

250,000

350,000

450,000

550,000

650,000

750,000

850,000

Commercial Lending

Residential Mortgages

Indirect Installments

($000s)

62%

(56%)

(91%)

Investment Portfolio Summary

Investment Portfolio
June 30, 2009

On-going review of various strategies to increase the size of the investment portfolio and its absolute level of earnings, while balancing capital and liquidity targets

Represents approximately 14.8% of total assets

Portfolio selection criteria avoids securities backed by sub-prime assets and those with geographic considerations

($ in thousands, excluding book price and market value)

Base

% of

Book

Book

Book

June 30, 2009

Gain/

Total

Value

Yield

Price

Market Value

(Loss)

Agencies

7.3%

41,145

$

5.31

     99.79

102.69

1,162

$

CMOs (Agency)

11.8%

65,879

4.71

   100.44

103.50

1,950

CMOs (Private)

0.0%

77

1.60

   100.00

97.94

(2)

MBSs (Agency)

69.8%

391,667

4.72

   100.94

103.24

8,709

Agency Preferred

0.0%

184

-

       0.92

0.92

-

Subtotal

88.9%

498,952

$

4.76

100.74

102.18

11,819

$

Municipal

5.4%

30,085

$

7.16

     99.12

100.36

376

$

Other

1

5.7%

31,839

4.47

   101.17

100.90

(87)

Subtotal

11.1%

61,924

$

5.78

100.18

100.64

289

$

Total Investment Portfolio

100.0%

560,876

$

4.87

100.68

102.03

12,108

$

Net Unrealized Gain/(Loss)

12,108

$

Aggregate Gains

13,072

$

Aggregate Losses

(964)

$

Net Unrealized Gain/(Loss) % of Book Value

2.16%

1

Other includes $28.0 million of regulatory stock

Investment Portfolio
June 30, 2009

* Other includes regulatory stock

Sector Allocation

Credit Quality

Investment Grade = A-rated securities

Other Investment Grade = B-rated securities

Non-Investment

Grade

0%

Investment Grade

96%

Other Investment

Grade

1%

Not Rated

3%

MBSs (Agency)

70%

Agency

Preferred

0.0%

Municipal

5%

Other *

6%

Agencies

7%

CMOs (Private)

0%

CMOs (Agency)

12%

YTD-2009 = January 1, 2009 – June 30, 2009

1.6%

Borrowed Funds

Time Deposits

Interest-Bearing Deposits

Noninterest-Bearing Deposits*

YTD-2009

FY-2008

FY-2007

FY-2006

40%

41%

38%

35%

40%

40%

39%

40%

13%

13%

13%

12%

10%

6%

7%

13%

3.0%

3.4%

2.5%

* Not included in yield calculation

Average
Liability Mix

End of Period
Deposit Portfolio Composition

1.8%

2.0%

0.8%

3.9%

4.5%

4.0%

Yield

Liability Mix &
Deposit Composition

0.0%

0.0%

0.0%

0.2%

3.0%

0.0%

15%

15%

15%

16%

45%

43%

42%

44%

40%

41%

42%

42%

2006

2007

2008

YTD-2009

Noninterest-Bearing Deposits*

Interest-Bearing Deposits

Time Deposits

Deposit Strategy

Linked-quarter percentage growth is annualized

Second quarter 2009 average total deposits increased
$11.5 million or 1.6% from first quarter 2009

Driven primarily by 5.2% growth in transaction and
savings deposits

Growth assisted by deposit-pricing strategies and other
initiatives implemented over the past several quarters
in an effort to grow and retain more low-cost,
transaction-based retail and commercial deposits

Year-over-year declines in average time deposits are
attributable to the runoff of time deposits resulting from
disciplined pricing and the company’s strategy to
generate lower-cost transaction-based retail and
commercial deposit accounts

Disciplined pricing strategies are employed for all
deposit types

Retail sales process measures results of client
contacts, calling efforts, product sales and service
metrics

2Q-09

1Q-09

4Q-08

3Q-08

2Q-08

1Q-08

$1,701

$1,680

$1,628

$1,624

$1,602

$1,613

($ in millions)

Average Transaction & Savings Deposits

Average Total Deposits

($ in millions)

$2,832

$2,795

$2,783

$2,780

$2,822

$2,833

1Q-08

2Q-08

3Q-08

4Q-08

1Q-09

2Q-09

Average Time Deposits

($ in millions)

$1,219

$1,193

$1,158

$1,152

$1,142

$1,132

1Q-08

2Q-08

3Q-08

4Q-08

1Q-09

2Q-09

Noninterest Income

YTD-2009 = January 1, 2009 – June 30, 2009

Year-to-Date 2009

Total Noninterest Income = $26.1 million

($ in millions)

($ in millions)

13%

17%

32%

25%

3%

10%

Trust & Investment Advisory Fees - $6.5 million

Service Charges on Deposits - $8.4 million

Gain on Mortgage Loan Sales - $0.8 million

Bankcard Income - $2.7 million

Other Misc. Income - $4.4 million

Gains on Sales of Investment Securities - $3.3 million

Efficiency

Efficiency Ratio

YTD-2009 = January 1, 2009 – June 30, 2009

40.0%

45.0%

50.0%

55.0%

60.0%

65.0%

70.0%

75.0%

80.0%

FY-2004

FY-2005

FY-2006

FY-2007

FY-2008

YTD-2009

Long-Term Target = 55% to 60%

Staffing Level

Full-Time Equivalent Personnel

0

200

400

600

800

1,000

1,200

1,400

Jun-06

Sep-06

Dec-06

Mar-07

Jun-07

Sep-07

Dec-07

Mar-08

Jun-08

Sep-08

Dec-08

Mar-09

Jun-09

Leadership

Leadership

Claude E. Davis

President & Chief Executive Officer

Claude E. Davis joined First Financial in 2004 as President, Chief Executive Officer, and a member of the Board of Directors. Mr. Davis also serves as Chairman of the Board of Directors of First Financial Bank. Prior to joining the company, he served as Senior Vice
President at Irwin Financial Corporation, and Chairman of Irwin Union Bank and Trust, the company’s lead bank, positions he held since
2003. Earlier in his career, he served as President of Irwin Union Bank and Trust for seven years. Mr. Davis began his career as a
Certified Public Accountant with the public accounting firm Coopers & Lybrand.

C. Douglas Lefferson

Executive Vice President & Chief Operating Officer

C. Douglas Lefferson has spent his entire career in various positions within First Financial Bancorp and First Financial Bank, and was
appointed to his current position in 2005. Prior to his current appointment, Mr. Lefferson served as Chief Financial Officer from 2002 through 2005.

J. Franklin Hall

Executive Vice President & Chief Financial Officer

J. Franklin Hall joined First Financial in 1999 and was appointed to his current position in 2005. Prior to joining the company, he was with Firstar Bank (currently US Bancorp). He is a Certified Public Accountant (inactive), and began his career with the public accounting firm Ernst & Young, LLP. Mr. Hall also serves as President of the First Financial Bancorp subsidiary First Financial Capital Advisors,
LLC, and is President of the company’s proprietary mutual fund family, First Funds.

Samuel J. Munafo

Executive Vice President, Banking Markets

Samuel J. Munafo has spent his entire career in various positions within First Financial Bancorp and First Financial Bank and currently serves as Executive Vice President overseeing all of the company’s banking markets. Prior to his current appointment, Mr. Munafo served as President of First Financial Bank (2005 – 2006), and President and Chief Executive Officer for several First Financial affiliates, including Community First Bank & Trust (2001 - 2005), Indiana Lawrence Bank (1998 – 2001), and Clyde Savings Bank (1994 – 1998).
He began his career with the company as a management trainee and served the company in a number of areas, including operations, retail, commercial lending, credit cards and security.

Leadership

Richard Barbercheck

Senior Vice President & Chief Credit Officer

Richard Barbercheck joined First Financial in 2005 as Senior Vice President and Chief Risk Officer, and was appointed to his current position in 2006. Mr. Barbercheck is responsible for the administration of the bank’s lending portfolios as well as oversight of the company’s credit policies and loan underwriting processes. Prior to joining the company, he oversaw the Credit Risk Evaluation
Group at Irwin Financial Corporation (Columbus, Indiana). Earlier in his career he served at several banks in executive-level positions located in Southeastern Indiana, including Veedersburg State Bank (1989 – 1993), National City Bank (1993 - 1998), and Irwin Union
Bank (19998- 2005). Mr. Barbercheck has a total of 27 years of banking experience, with a predominance of experience in the commercial lending and credit administration areas.

Michael Cassani

Senior Vice President, Wealth Resource Group

Michael Cassani joined First Financial in 2007 as Senior Vice President and Chief Administrative Officer to oversee the company’s
Wealth Resource Group. Prior to joining the company, Mr. Cassani served as President of Fund Project Services, Inc., a financial project management and consulting firm he co-founded in 1998. Earlier in his career, he served as Mutual Funds Product Manager at
Fifth Third Bank, and as Institutional Investment Officer at Roulston and Company. Prior to those appointments, Mr. Cassani served as an Investment Representative for two separate companies located within the Chicago area.

Gregory A. Gehlmann

Senior Vice President, General Counsel

Gregory A. Gehlmann joined First Financial in 2005 as Senior Vice President and General Counsel. Mr. Gehlmann also served as
Chief Risk Officer for the company (2006 – 2008). Prior to joining the company, he practiced law for 16 years in Washington, D.C. Mr.
Gehlmann served as partner/counsel at Manatt, Phelps & Phillips, LLP (Washington, D.C.), where he was counsel to public and private companies, as well as investors, underwriters, directors, officers, and principals regarding corporate securities, banking, and general business and transactional matters.

Leadership

John Sabath

Senior Vice President & Chief Risk Officer

John Sabath joined First Financial in 2005 as Regulatory Risk Manager. Mr. Sabbath was then promoted to Senior Risk Officer and
First Vice President, and assumed his current position in 2008. He is responsible for management of the company’s risk management function which includes commercial and retail credit, compliance, operational, market, strategic and reputation risk. Prior to joining the company, he was in the Enterprise Risk Group at Fifth Third Bank. Earlier in his career, Mr. Sabbath held positions at the Federal
Reserve Bank of Cleveland, National City Bank and Star Bank (currently US Bancorp).

Jill A. Stanton

Senior Vice President, Retail & Small Business Lending Manager

Jill Stanton joined First Financial in 2008. Ms. Stanton has responsibility for product line management for first mortgage loans, consumer lending and small business lending. Prior to joining the company, she served as Senior Vice President for Irwin Union Bank where she was responsible for mortgage, consumer lending, business banking, commercial credit analysis, credit administration and loan operations in their commercial banking business. Ms. Stanton has over 20 years of experience within the banking industry.

Jill L. Wyman

Senior Vice President, Retail Banking Sales & Deposit Manager

Jill Wyman joined First Financial in 2003 as Vice President and Sales Director. In her current position, Ms. Wyman has responsibility for leading the retail sales process, growing retail deposits, and enhancing the sales culture throughout the company’s three-state banking center network. She is also responsible for market services and corporate marketing. Prior to joining the company, she spent
19 years in retail where she served as general manager at Lazarus, a division of Federated Department Stores (currently Macy’s). Ms.
Wyman began her career as a management trainee at Federated/Macy’s and progressed to sales manager, group sales manager, assistant general manager and regional merchandise manager.

Financial data at June 30, 2009

Banking Centers at August 3, 2009

About First Financial Bancorp

First Financial Bancorp is a Cincinnati, Ohio based bank holding company with
$3.8 billion in assets. Its banking subsidiary, First Financial Bank, N.A., founded in 1863, provides retail and commercial banking products and services, and investment and insurance products through its 101 retail banking locations in
Ohio, Kentucky and Indiana. The bank’s wealth management division, First
Financial Wealth Resource Group, provides investment management, traditional trust, brokerage, private banking, and insurance services, and has approximately
$1.7 billion in assets under management. Additional information about the company, including its products, services, and banking locations, is available at
www.bankatfirst.com.

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